STATE OF NORTH CAROLINA

COUNTY OF NEW HANOVER

                               AMENDMENT TO LEASE
                               ------------------

         THIS AMENDMENT TO LEASE AGREEMENT, entered into as of this 14th day of April, 1999, by and between BBC FAMILY LIMITED PARTNERSHIP, a North Carolina limited partnership, whose address is 1201 Glen Meade Road, Wilmington, N. C. 28401, PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation, whose address is 3151 South 17th Street, Wilmington, NC 28412 and PPD PHARMACO, INC., a Texas corporation, whose address is 3151 South 17th Street, Wilmington, NC 28412;

                              W I T N E S S E T H :
                              ---------------------

         THAT, WHEREAS, by lease agreement entered into as of March 25, 1996 ("Lease Agreement"), BBC FAMILY LIMITED PARTNERSHIP leased certain premises in New Hanover County, North Carolina, to PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.; and

         WHEREAS, pursuant to an Assignment and Assumption Agreement between the parties hereto dated December 31, 1996, PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., assigned all of its right, title and interest in the Lease Agreement to PPD PHARMACO, INC; and

         WHEREAS, the parties hereto now desire to amend the said Lease Agreement to correct an error in the legal description of the leased premises;

         NOW, THEREFORE, for valuable consideration received by each of the parties hereto, from the other, the receipt and legal sufficiency of which is hereby acknowledged, it is agreed that the aforesaid Lease Agreement is amended as follows:

1. THE DESCRIPTION OF REAL PROPERTY INSERTED IN THE LEASE AGREEMENT IS HEREBY AMENDED BY DELETING THE SAME IN ITS ENTIRETY AND INSERTING IN LIEU THEREOF EXHIBIT "A" ATTACHED HERETO.

         Except as herein expressly amended, all of the terms and conditions of the said Lease Agreement remain in full force and effect.

         IN WITNESS WHEREOF, BBC FAMILY LIMITED PARTNERSHIP has caused this instrument to be executed under seal in its partnership name by all of its General Partners, PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., has caused this instrument to be executed in its corporate name by its Vice- President, attested by its ______________ Secretary, and its corporate seal to be hereunto affixed, all by authority of its Board of Directors duly given and PPD PHARMACO, INC. has caused this instrument to be executed in its corporate name by its Vice-President, attested by its ______________ Secretary, and its corporate seal to be hereunto affixed, all by authority of its Board of Directors duly given.

                                     BBC FAMILY LIMITED PARTNERSHIP  (SEAL)


                                     By /s/ Scott C. Sullivan  (SEAL)
                                        ---------------------
                                          Scott C. Sullivan
                                          General Partner

                                     By /s/ Jabe V. Hardee  (SEAL)
                                        ------------------
                                          Jabe V. Hardee
                                          General Partner


                           PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

                           By: /s/ Rudy C. Howard
                              --------------------------------
                                 Rudy C. Howard, Vice- President
ATTEST:

/s/ Fred B. Davenport, Jr.
--------------------------
Fred B. Davenport, Jr., Secretary

(Affix Corporate Seal)


                           PPD PHARMACO, INC.

                           By: /s/ Rudy C. Howard
                               -------------------------------
                               Rudy C. Howard, Vice- President


ATTEST:

/s/ Fred B. Davenport, Jr.
--------------------------
Fred B. Davenport, Jr., Secretary

(Affix Corporate Seal)


STATE OF NORTH CAROLINA

COUNTY OF NEW HANOVER

         I, Kimberly Ameri, a Notary Public of New Hanover County, North Carolina, do hereby certify that SCOTT C. SULLIVAN, and JABE V. HARDEE, the General Partners of BBC FAMILY LIMITED PARTNERSHIP, a limited partnership, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Witness my hand and notarial seal, this the 14th day of April, 1999.

                                            /s/ Kimberly Ameri
                                            -----------------------------
                                              Notary Public

My commission expires: 3-15-2003


STATE OF NORTH CAROLINA

COUNTY OF NEW HANOVER

         I, Jean G. Wachtel, a Notary Public of New Hanover County, North Carolina, do hereby certify that Fred B. Davenport, Jr. personally appeared before me this day and acknowledged that he (or she) is the _____________ Secretary of PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a corporation; that the foregoing and annexed instrument was signed in the name of the corporation by its Vice- President, attested by himself (or herself) as its _______________ Secretary, and its corporate seal thereunto affixed, all by authority of its Board of Directors duly given.

         Witness my hand and notarial seal, this the _14th_ day of April, 1999.

                                            /s/ Jean G. Wachtel
                                            ------------------------------
                                              Notary Public

My commission expires: June 23, 2003


STATE OF NORTH CAROLINA

COUNTY OF NEW HANOVER

         I, Jean G. Wachtel, a Notary Public of New Hanover County, North Carolina, do hereby certify that Fred B. Davenport, Jr. personally appeared before me this day and acknowledged that he (or she) is the _____________ Secretary of PPD PHARMACO, INC., a corporation; that the foregoing and annexed instrument was signed in the name of the corporation by its Vice- President, attested by himself (or herself) as its _______________ Secretary, and its corporate seal thereunto affixed, all by authority of its Board of Directors duly given.

         Witness my hand and notarial seal, this the _14th_ day of April, 1999.

                                            /s/ Jean G. Wachtel
                                            --------------------------
                                              Notary Public

My commission expires: June 23, 2003